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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 16, 1998 incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (Registration No. 333-19929) and on Form S-8 (Registration No. 33-63126 and No. 333-34069).


                                   /s/ ARTHUR ANDERSEN LLP


New York, N.Y.
March 27, 1998